Investor Conference March 28, 2007

Agenda FBL History and Jim Noyce Strategic Overview Farm Bureau Life JoAnn Rumelhart Scott Shuck EquiTrust Life John Paule Ana Bumgardner Break Investments Lou Ann Sandburg Bob Rummelhart Financial Review Jim Brannen Don Seibel Closing Jim Noyce Lunch

Safe Harbor Statement and Non-GAAP Measures Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995 All forward looking information or statements in this presentation are based on management's current knowledge of factors and are subject to a number of important risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include but are not limited to the risk factors outlined in the Company's SEC filings. Non-GAAP Measures Comments during this presentation include certain non-GAAP financial measures. These items are reconciled to GAAP in our SEC filings and quarterly financial supplements, both of which may be found on our website.

FBL History and Strategic Overview Jim Noyce, Chief Executive Officer

2006: An Excellent Year for FBL Record operating earnings per share of $2.78 Record net income per share of $3.01 Assets exceed $12 billion Premiums collected of $2.3 billion

FBL Stock Price 2002 2003 2004 2005 2006 Assets 0.167 0.325 0.107 0.149 0.191

FBL Outperforms in 5-Year Total Return

FBL's Core Values Meet the needs of all customers - Farm Bureau members, policyholders, employees and agents Proactive in supporting the goals of the Farm Bureau organization Teamwork Responsive and reliable corporate citizen Knowledgeable and competent, and conduct ourselves with integrity Honest, Integrity and Fair Dealing

FBL Today FBL manages multi-line insurance operations* FBL life products* EquiTrust * Also EquiTrust licensed MT ID WY MN ND SD IA WI UT AZ CO NM OK NE Farm Bureau Variable Alliance* KS

Distribution Brand Products Territory Farm Bureau Life Insurance Company EquiTrust Life Insurance Company Managed Property Casualty Operations 2,011 exclusive Farm Bureau agents Comprehensive line of life insurance, annuities and mutual funds 15 Midwestern and Western States 18,849 independent agents Traditional fixed-rate and index annuities National 1,230 exclusive Farm Bureau agents Personal and commercial property-casualty products Primarily 8 Midwestern and Western states and Western states and Western states and Western states and Western states and Western states and Western states

Corporate Growth Strategies FBL Financial Group, Inc. is focused on growth through two broad strategies Strategy: Create and grow business units that capitalize on targeted business opportunities Strategy: Leverage operating capabilities and capacity across multiple business units

Strategy: Create and Grow Business Units that Capitalize on Targeted Business Opportunities Niche-Focused Business Units Primary direction comes from the specific needs and desires of a particular market segment or niche Leverage our product design/manufacturing capability Assemble products that can be cost-effectively distributed through an appropriate channel

Niche-Focused Business Units Today Farm Bureau Life Insurance Company is a niche-focused business unit The Future Growth may be achieved through: Organic growth through our current Farm Bureau affiliated distribution Consolidation of additional Farm Bureau- affiliated life insurance companies Strategy: Create and Grow Business Units that Capitalize on Targeted Business Opportunities

Product-Driven Business Units Create competitive advantage Product/offer differentiation First to market with a new combination of features/characteristics Primary direction comes from distribution channel Generally utilizes independent distribution Strategy: Leverage Operating Capabilities and Capacity Across Multiple Business Units

Product-Driven Business Units Today EquiTrust Life's Independent Channel is a channel-driven business unit Each of the products (annuities) has been designed to appeal to a particular segment of independent agents Strategy: Leverage Operating Capabilities and Capacity Across Multiple Business Units

Product-Driven Business Units Today Business is focused on Building the products to the channel's requirements Supporting the channel with a selected set of services designed to enhance the value of each product Strategy: Leverage Operating Capabilities and Capacity Across Multiple Business Units

Product-Driven Business Units The Future Growth may be achieved through: Continued growth in the EquiTrust independent channel with additional agents and products Additional channels may be identified and aggregated around a particular product Strategy: Leverage Operating Capabilities and Capacity Across Multiple Business Units

Experienced Management Team

Team Member	Title	FBL Experience
Jim Noyce	Chief Executive Officer	22 years
Jim Brannen	Chief Financial Officer, Chief Administrative Officer and Treasurer	16 years
JoAnn Rumelhart	Executive Vice President – Farm Bureau Life	29 years
John Paule	Executive Vice President – EquiTrust Life	10 years
Bruce Trost	Executive Vice President – Property Casualty Companies	3 years
Steve Morain	Senior Vice President, Secretary and General Counsel	30 years
Doug Gumm	Vice President – Information Technology	8 years
Lou Ann Sandburg	Vice President - Investments	27 years
David Sebastian	Vice President – Sales and Marketing	3 years
Don Seibel	Vice President – Finance	11 years

FBL Financial Group, Inc.

FBL's Commitment to Corporate Governance Experienced board with strong and diverse backgrounds Majority of board is independent Corporate governance guidelines Director stock ownership guidelines Executive stock ownership guidelines

CEO Balanced Scorecard Strategic and business planning Management succession planning Communication with key constituents Enterprise risk management Operational benchmarks

Management Incentives Are Aligned with Shareholders Base salary Bonus cash incentive - based on profitability, efficiency, and growth goals Stock options Performance-based restricted stock

Farm Bureau Life Insurance Company Overview JoAnn Rumelhart, Executive Vice President - Farm Bureau Life Insurance Company Scott Shuck, Vice President Marketing Services Scott Shuck, Vice President Marketing Services Scott Shuck, Vice President Marketing Services Scott Shuck, Vice President Marketing Services Scott Shuck, Vice President Marketing Services Scott Shuck, Vice President Marketing Services Scott Shuck, Vice President Marketing Services

Farm Bureau Life's Unique Position Formed in 1944 Underwrites, markets and distributes life insurance, annuities and mutual funds 15 mid-western and western states Exclusive marketing arrangements with state Farm Bureau federations & property casualty affiliates State Farm Bureaus associated with the American Farm Bureau - largest farm and ranch organization in the United States 6.2 million member families in the U.S.

Exclusive Farm Bureau Life Franchise in 15 States Farm Bureau Life Exclusive use of the Farm Bureau name and trademark Strong affinity and brand awareness Loyal customer base Unique market proposition and sustainable competitive advantage

FBL manages multi-line insurance operations FBL life products only MT ID WY MN ND SD IA WI NE UT AZ CO NM KS OK Farm Bureau Life Market Territory

Farm Bureau Life's Strengths Farm Bureau brand Loyal agents and policyholders Multi-line offering Life Annuities Health Property casualty

Farm Bureau Life's Strengths Seasoned expertise at all levels Farm Bureau Life's 15 member management team each averages 24.5 years of experience in the insurance and financial services industry Farm Bureau Life's 12 underwriters each average 24 years of experience in the insurance industry

Farm Bureau Life's Strengths High Quality Workforce Located in Des Moines, Iowa - key insurance center in the United States Access to high caliber, educated, experienced individuals Midwestern values and work ethics Expertise in day-to-day insurance operations

Farm Bureau Life's Strengths High Quality Sales Force Well trained and credentialed Needs-based selling approach Full range of products appropriate for various economic scenarios and stages of life Sales within our target marketplace are less dependent on new product features and more on: Good value Excellent customer service A trusted relationship with a Farm Bureau agent

Each consolidation provided additional opportunities for: Product expertise and portfolio revisions Administrative expertise Operational expertise and efficiency Information technology expertise Expense reduction Farm Bureau insurance company mergers have created opportunities for continuous improvement in products, operations, and administrative systems infrastructure for Farm Bureau Life Consolidations Provided Efficiencies in Day-to-Day Operations

Farm Bureau Life Offers a Balanced, Comprehensive Product Portfolio Life Insurance Term Life Whole Life Universal Life Variable Universal Life Annuities Deferred annuities Immediate annuities Variable annuity Index annuity Settlement Options Variable settlement options Fixed settlement options Structured settlements Mutual Funds

Farm Bureau Life - Product Approach Focus on needs-based selling, with simple product designs Monitor the marketplace, with product design changes as needed Examples: Return of Premium Rider Chronic Illness Rider Choice Term Product Term with Cash Value Product Universal Life Last Survivor Product

Farm Bureau Life - Balanced Production Sales within this channel have been balanced among these products For 2006, Farm Bureau Life's premiums collected of $442 million were evenly split, between: Traditional and universal life insurance Traditional annuity Variable product sales Annuity sales were down in 2006, but for life insurance, it was our best year ever

Farm Bureau Life - Balanced Production Traditional and Universal Life 40% Traditional Annuity 32% Variable Annuities and Variable Universal Life 28% Traditional and Universal Life Traditional annuity Variable Annuities and Variable Universal Life 4th Qtr East 40 32 28

Farm Bureau Life Sales Channels 2,000+ exclusive agents in 15 states Directly manage 1,166 agents in 8 of those states Our 8-state, directly-managed sales force goes to market as a seamless, multi-line insurance and investment provider

Farm Bureau Life's Sales Beat the Trend Life sales are double the industry growth rate over last two years, and triple the historical growth rate 2005 2006 2007E Industry 1.2 4.3 -5 Farm Bureau Life 8.7 8.3 5 Industry Source LIMRA

Farm Bureau Life's Sales Growing in Size 2005 2006 Change Permanent (base policy only) $ 905.5 $ 975.4 8% Term (base policy only) 2,775.5 3,133.8 13% Riders 758.5 736.3 -3% TOTAL $4,439.5 $4,845.5 9% Face Amount Issued (millions) Source: LIMRA U.S. Individual Life Insurance Sales Survey Industry = 4%

Farm Bureau Life's Policy Sales Growing in Number 2005 2006 Change Permanent 14,992 15,144 1% Term 11,942 12,868 8% TOTAL 26,934 28,012 4% Policies Issued Industry = -1 % Source: LIMRA U.S. Individual Life Insurance Sales Survey

MT ID WY MN ND SD IA WI NE UT AZ CO NM KS OK Farm Bureau Life's Market Opportunities Keep Growing 41 million people 755,000 Farm Bureau members 2 million Farm Bureau property casualty policy owners 1,024 sales offices

Farm Bureau Life's Market Penetration Illustrates the Opportunity Life and annuity ownership by the 15-state adult population is low in total Total Actual East 31016351 548161 MT ID WY MN ND SD IA WI NE UT AZ CO NM KS OK 2%

Farm Bureau Life's Membership Base Penetration Illustrates Affinity Opportunity Total Actual East 408104 89064 MT ID WY MN ND SD IA WI NE UT AZ CO NM KS OK 22% Life and annuity ownership by Farm Bureau members is much higher

Farm Bureau Life's Property Casualty Base Penetration Illustrates Cross-Sell Opportunity Total Actual East 2182196 500850 23% MT ID WY MN ND SD IA WI NE UT AZ CO NM KS OK Life and annuity ownership by Farm Bureau property casualty clients is similar

Farm Bureau Life has Fair Share of Wallet 34% of our customer households own one or more life or annuity products The cross-sell opportunity coupled with our multi-line management approach in 8 states results in greater share of customer wallet

Life and Annuity Share of Wallet is Strong Nearly 40% of our clients own a life product, nearly 10% own an annuity

Farm Bureau Financial Service's Multi-line Share of Wallet is Strong Over 50% of our clients own more than one life, annuity or property casualty product

Farm Bureau Life's Cross-Sell Success Beats the Industry Industry Farm Bureau Life 0.109 0.178 Percentage of Customers Who Own Both Life and Property-Casualty Products Industry Source: LIMRA

Farm Bureau Life's Client Profile is Changing Average client is 50 years of age: 55 percent male 45 percent female 30% Live in metropolitan areas 66% have no direct ties to agriculture

Branding and Advertising Targets Market Opportunities Brand strength is directly tied to Membership base size Property casualty base size Agent population The Farm Bureau brand: Strong recognition in rural markets Sometimes evokes false stereotypes in some metropolitan markets Both markets have segments that do not fully recognize the breadth of our products and services

Branding and Advertising for Every Market Brand position: Our advertising: Reinforces the brand with those who value the agricultural affinity Broadens their awareness of our product offering Challenges any metro stereotypes, increasing awareness, and access to our products and services

Emerging Opportunities are Close to Home Startling new wealth is emerging from some very familiar places!

Land Value Growing Fast "Farmland prices rise faster than some Manhattan and London apartments" Source: Bloomberg News, February 20, 2007

Land is Growing Ag Producer Wealth Source: USDA

Higher Wealth, Higher Average Age of Producer, New Needs for Financial Services Producer, New Needs for Financial Services Producer, New Needs for Financial Services

New Ag Wealth Includes Farming Majority Higher Income-Lower Wealth 2% of farms 2% of ag production High off-farm incomes College most likely Younger age profile Higher Income-Higher Wealth 55% of farms 71% of ag production Highest off-farm incomes Some college likely Typical ag profile Lower Income-Lower Wealth 4% of farms 1% of ag production Lowest off-farm incomes Lowest education level Lower Income-Higher Wealth 39% of farms 26% of ag production Lower off-farm incomes College less likely Oldest age profile (40% over 65) Income Median Wealth Source: USDA

Business Succession for the Wealthy Farmer is a Priority Need and Opportunity Outreach seminars are conducted in partnership with the Farm Bureau Federations and their members Designed to educate small business owners, farmers and ranchers on the importance of business transition

Business Succession a Major Priority for Our Traditional Markets Attendees learn how to identify transition goals and objectives and the professionals to consult when building a plan Farm Bureau Life's multi-line distribution system and our broad range of financial products helps participants achieve their objectives

Key Market and Sales Growth Initiatives Capture share of emerging Ag wealth Capture opportunities in other high-growth markets Leverage affiliate membership and property casualty growth strategies to grow Farm Bureau Life Transform our traditional sales model to more entrepreneurial, retail delivery strategy

Farm Bureau Life's Market Opportunities are Changing and Growing Large growth opportunities available in larger markets Increasingly large growth opportunities emerging in smaller, traditional markets Growth opportunities with Farm Bureau membership and property casualty affiliations Our marketing and sales initiatives are on-target and driving growth

EquiTrust Life Insurance Company Overview John Paule, Executive Vice President - EquiTrust Life Insurance Company Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President Ana Bumgardner, Annuity Product Management Vice President

What You Are Going To Hear Today Evolution of EquiTrust Life Reasons for independent distribution Track record of success Exciting opportunities ahead

Evolution of EquiTrust Life 1996 FBL IPO 1997 Shell company purchase 1998 EquiTrust Life Insurance Company named Alliances - private label variable products 2001 Coinsurance 2003 Independent distribution

History of Assets 2000 2001 2002 2003 2004 2005 2006 Other 0.088 0.171 0.073 0.135 0.07 0.124 0.187 Coinsurance 0 0.82 1.706 2.372 2.496 2.411 2.261 Independent Distribution 0 0 0 0 0.569 1.606 3.631 $0.1 $1.0 $1.8 $2.5 $3.1 $4.1 $6.1 Billions

Why Independent Distribution Growth engine Drive profitable growth Organic premium Diversification Distribution Geography Markets Demographics

Premium Growth Millions 2004 2005 2006 East 472 902 1808 $472 $902 $1,808

Index Annuity Market Share


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06

Source: Advantage Compendium, Ltd. (www.indexannuity.org)

FBL Financial Group, Inc.

Why a Marketing Organization Joins Us Only 18,000 agents Direct contract Limited number No carrier-owned organizations

Why a Marketing Organization Stays with Us Easy to do business with Excellent agent and client service Continued recruiting opportunity Dedication to product development

Why Our Agents Produce More Nearly 50% of first-year agents produce No carrier-owned organizations Direct support from marketing organization Do not provide recruiting incentives

Why Their Production is Valuable to Us Priced to achieve 11% return Managing to target spreads Covering 100% of our expenses Priced for capital at 300% RBC

Why EquiTrust is Prepared for the Future Scalable organization Flexible, state-of-the-art technology Rapid product development Conservative risk profile Contingency products Positioned to react quickly to changes

Why We Are Optimistic about the Future Distribution potential Product development opportunities Geographic penetration Favorable demographics

Distribution Potential Recruiting! Partnership programs Incentive travel Sponsorships Coop advertising Marketing organization growth in 2006 Top 10 +72% Next 10 +92% Remainder +140%

Agent Recruiting History Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2004 173 273 410 741 522 430 507 502 420 351 365 336 2005 390 494 606 576 537 493 475 449 542 444 504 454 2006 541 610 734 678 1096 1074 1076 1018 747 606 516 315 Number of Agents

Product Development Opportunities Only six products New income annuity New index accounts Broker/dealer-friendly products Illustration software

Geographic Penetration EquiTrust Sales by State as % of Total Compared to National Average Yellow = Below-average market share Green = Above-average market share Source: 2006 Best's Aggregate and Averages Top Ten Marketing Organizations

0-9 10-19 20-29 30-39 40-49 50-59 60-69 70-79 85+ Age Range 2.2 0.2 4.9 -2.7 1 10.1 8.2 0.1 2.5 Favorable Demographics Source: Bureau of the Census U.S. Population Change by Age Group: 2000-2010 Age Ranges Population change (millions)

Great Start! Great Future! Growth in assets Growth in earnings Adding value to FBL Financial Group

Investment Overview Lou Ann Sandburg, Vice President - Investments Bob Rummelhart, Investment Vice President

Investment Considerations Investment Process Regulatory Capital Management Rating Agencies Market Conditions Liability Constraints

Seasoned Investment Management Asset management divided by asset type Professional staff - all securities portfolio managers have earned the right to use the CFA designation

Seasoned Investment Management Industry Experience Corporate Bonds Structured/Derivatives Taxable Municipals Mortgage Loans Staff Avg Years at FBL Avg Years in Industry 5 3 2 5 7.9 7.3 12.0 8.0 17.8 8.0 12.0 14.2 Asset Type FBL Staff

Seasoned Investment Management Focus is on risk-adjusted return within constraints Lead portfolio manager - EquiTrust High Grade and EquiTrust Strategic Yield

Seasoned Investment Management EquiTrust High Grade Bond Portfolio % of Benchmark* 3 Year 5 Year 9 Year Investment Return 127% 120% 107% Standard Deviation 91% 93% 90% * Lehman High Grade Aggregate Index

Seasoned Investment Management EquiTrust Strategic Yield Portfolio % of Benchmark* 3 Year 5 Year 9 Year Investment Return 151% 123% 116% Standard Deviation 80% 76% 78% * Lehman Credit/High Yield Index

Risk Management Credit Exposure Policy Enterprise-wide Based on % of legal reserves Soft Limit

Risk Management Credit Committee Reviews Counterparty Exposure Top Exposures by Creditor Top Credit Exposures by Rating Recommends policy

Risk Management Counterparty Exposure AA Credit $10 Million A Credit $ 5 Million

Average Spread +126 bp +109 bp Average Life 11 years 13 years Average Quality A A Farm Bureau Life EquiTrust Life Acquisition Details 2006

Sub-Prime = 0.3% Asset Class Allocation *High Yield no greater than 100% of surplus Government Structured Credit Mortgage Percent of Total Portfolio Assets Farm Bureau Life Insurance Company Asset Category Allocation Range vs. Current Allocation 12/31/06 Allocation 9.1% 19.0% 4.9% 2.6% 40.8% 5.4% 5.4% 9.6% 2 12 1 10 40 50 10 25 5 20 1 10 5 15 2 10 Treasury/Agency MBS CMBS ABS Investment Grade Below Invest Grade* Taxable Municipal Commercial Loans

Investment Metrics Farm Bureau Life 2001 2006 Book Yield Market Value of Fixed Income Avg Quality Rating Effective Duration Convexity Liability Duration 7.84% $3.07B A1 4.89 0.03 6.37% $4.42B A1 5.50 -0.18 7.84 Source: CMS BondEdge

Quality of Bond Portfolio Fixed Income NAIC 1 NAIC 2 Total Investment Grade NAIC 3 NAIC 4-6 Total Below Investment Grade Total Fixed Income 2006 66.2% 27.4% 93.6% 4.6% 1.8% 6.4% 100% 2001 59.7% 33.4% 93.1% 4.4% 2.5% 6.9% 100% 2005 68.2% 26.1% 94.3% 3.5% 2.2% 5.7% 100% Farm Bureau Life Industry Industry Source: American Council of Life Insurers

0% 10% 20% 30% 40% 50% 60% Treasuries/ Agencies MBS Corporate Bonds Equity Interests Mortgage Loans Real Estate Investments Other % of Invested Assets* 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 12/31/2006 AM Best 2005 Invested Asset Allocation Farm Bureau Life Insurance Company Asset Allocation Compared to Industry Averages * Statutory Book Value

EquiTrust Life Insurance Company Independent Channel 59.1% Coinsurance 38.6% Variable Alliances 2.3% Percent of Total Portfolio Assets As of December 31, 2006

Asset Class Allocation Percent of Total Portfolio Assets EquiTrust Life Insurance Company Government Structured Credit Mortgage Asset Category 12/31/06 Independent Channel 1.5% 2.2% 4.2% 3.6% 59.8% 1.8% 18.4% 8.3% *High Yield no greater than 100% of surplus Treasury/Agency MBS CMBS ABS Investment Grade Below Invest Grade* Taxable Municipal Commercial Loans 12/31/06 Coinsurance 11.9% 40.5% 2.9% 1.7% 26.6% 2.7% 5.3% 8.1%

Investment Metrics EquiTrust Life Book Yield Market Value of Fixed Income Avg Quality Rating Effective Duration Convexity Liability Duration 6.06% $1.95B AA2 5.86 -0.62 6.57 5.80% $2.99B A2 7.69 0.32 7.85 Source: CMS BondEdge Coinsurance Independent Channel

Quality of Bond Portfolio Fixed Income NAIC 1 NAIC 2 Total Investment Grade NAIC 3 NAIC 4-6 Total Below Investment Grade Total Fixed Income 2006 64.4% 33.3% 97.7% 1.9% 0.4% 2.3% 100% 2001 80.0% 19.5% 99.5% 0.4% 0.1% 0.5% 100% 2005 68.2% 26.1% 94.3% 3.5% 2.2% 5.7% 100% EquiTrust Life Industry Industry Source: American Council of Life Insurers

0% 10% 20% 30% 40% 50% 60% 70% Treasuries/ Agencies MBS Corporate Bonds Equity Interests Mortgage Loans Real Estate Investments Other % of Invested Assets* 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 12/31/2006 AM Best 2005 Invested Asset Allocation EquiTrust Life Insurance Company Asset Allocation Compared to Industry Averages * Statutory Book Value

Invested Assets FBL Financial Group, Inc. * Statutory Book Value 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 2001 2002 2003 2004 2005 2006 Invested Assets* (millions) Treasuries/Agy MBS Corporate Bonds Equity Interests Mortgage Loans Real Estate Investments Other Asset Allocation $5,048 $6,012 $6,931 $7,855 $8,722 $10,468

Financial Review Jim Brannen, Chief Financial Officer Don Seibel, Vice President - Finance

2006 Results 2005 2006 Increase Net income per share $2.47 $3.01 +21.9% Operating income per share $2.49 $2.78 +11.6% Premiums collected $1.4 billion $2.3 billion +60.3% Total assets $10.2 billion $12.2 billion +19.7% Book value per share, excluding AOCI $26.05 $28.64 +9.9% Operating return on equity, excluding AOCI 10.2% 10.3% +1.0%

Net Income and Operating Income per Common Share 1992 1993 1994 1995* 1996* 1997 3/31/1997 3/31/1998 6/30/97 YTD 6/30/98 YTD 9/30/97 YTD 9/30/98 YTD 1998 3/1/1998 3/1/1999 6/1/1998 6/1/1999 6/1/1998 6/1/1999 9/1/1998 9/1/1999 9/1/1998 9/1/1999 1999 12/1/1998 12/1/1999 3/1/1999 3/1/2000 YTD 6/1/1999 6/1/2000 Quarterly 6/1/1999 6/1/2000 YTD 9/1/1999 9/1/2000 Quarterly 9/1/1999 9/1/2000 1999 2000 3/1/2000 3/1/2001 6/1/2000 6/1/2001 6/1/2000 6/1/2001 9/1/2000 9/1/2001 9/1/2000 9/1/2001 2001 2002 Q1-01 Q1-02 June 02 June 03 June 02 June 03 2003 2004 2005 2006 Mar 03 Mar 04 Jun 03 Jun 04 Jun 03 Jun 04 4Q03 4Q04 1Q04 1Q05 2Q04 2Q05 3Q04 3Q05 1Q05 1Q06 2Q05 2Q06 3Q05 3Q06 Operating income 20.4 27.4 0.64 0.98 1.07 1.27 0.29 0.34 0.57 0.79 0.94 1.2 1.63 0.34 0.39 0.79 0.87 0.45 0.48 1.2 1.25 0.42 0.39 1.68 0.42 0.39 0.39 0.57 0.87 0.96 0.48 0.39 1.25 1.32 0.39 0.36 1.68 1.76 0.57 0.35 0.96 0.75 0.39 0.4 1.32 1.12 0.36 0.37 1.62 1.94 0.35 0.41 0.47 0.63 0.88 1.14 2.26 2.07 2.49 2.78 0.51 0.46 0.63 0.43 1.14 0.89 0.61 0.72 0.44 0.57 0.46 0.62 0.5 0.6 0.57 0.59 0.62 0.68 0.6 0.76 Revenues 30.6 38.6 321.2 346.3 357.2 379.3 394.5 397.4 97.8 97.9 203 200.9 105.2 103 299.3 298.4 96.3 97.5 397.4 393 97.9 115.1 200.9 240 103 124.9 298.4 361.9 97.5 121.9 490.7 115.1 131.5 Net income 45.9 46.9 0.9 1.46 2.08 1.99 0.37 0.66 1 0.74 1.55 1.17 1.56 0.37 0.35 0.74 0.86 0.38 0.51 1.17 1.24 0.42 0.38 1.69 0.4 0.38 0.35 0.57 0.86 0.88 0.51 0.31 1.24 0.94 0.38 0.06 1.69 1.27 0.57 0.32 0.88 0.72 0.31 0.4 0.94 1.08 0.06 0.36 1.31 1.64 0.32 0.45 0.39 0.72 0.84 1.1 2.23 2.26 2.47 3.01 0.38 0.45 0.72 0.45 1.1 0.9 0.61 0.87 0.45 0.59 0.45 0.62 0.49 0.58 0.59 0.93 0.62 0.59 0.58 0.69 93.5 99.2 193.5 204.8 283.8 296.8 96.8 97.8 200 203 96.8 96.3 97.7 96.3 103.2 105.2 296.8 299.3 NOTE: Operating income for all years excludes the impact of unrealized/realized gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives for 2003 and forward and a lawsuit settlement in 2006. $2.49 $2.47 $2.78 $3.01

Operating Income per Common Share Adj. Operating Income per Common Share 1992 1.01 1993 1.06 1994 0.64 1995* 0.98 1996* 1.07 1996* 1.56 1997 1.27 3/1/1996 0.5 3/1/1997 0.58 June 96* 0.52 June 97 0.56 Sep-96* 0.54 9/1/1997 0.74 Dec 96* 0.59 12/1/1997 0.67 6/1/1997 0.57 6/1/1998 0.79 6/1/1997 0.28 6/1/1998 0.45 1998 1.63 3/1/1998 0.34 0.39 0.79 0.87 0.45 0.48 1.2 1.25 9/1/1998 0.42 9/1/1999 0.39 1999 1.68 12/1/1998 0.42 12/1/1999 0.39 3/1/1999 0.39 3/1/2000 0.57 YTD 6/1/1999 0.87 6/1/2000 0.96 Quarterly 6/1/1999 0.48 6/1/2000 0.39 YTD 9/1/1999 1.25 9/1/2000 1.32 Quarterly 9/1/1999 0.39 9/1/2000 0.36 1999 1.68 2000 1.76 3/1/2000 0.57 3/1/2001 0.35 6/1/2000 0.96 6/1/2001 0.75 6/1/2000 0.39 6/1/2001 0.4 YTD 9/1/2000 1.32 9/1/2001 1.12 Qtr 9/1/2000 0.36 9/1/2001 0.37 2001 1.62 4Q-00 0.44 4Q-01 0.5 1Q-01 0.35 2002 1.94 2003 2.26 2004 2.07 2005 2.49 2006 2.78 QTR June 02 0.47 June 03 0.63 YTD June 02 0.88 June 03 1.14 QTR Mar 03 0.51 Mar 04 0.46 Jun 03 0.63 Jun 04 0.43 YTD Jun 03 1.14 Jun 04 0.9 4Q03 0.61 4Q04 0.72 1Q04 0.44 1Q05 0.57 2Q04 0.46 2Q05 0.62 6/1/2004 0.9 6/1/2005 1.2 3Q04 0.5 3Q05 0.6 9/4/2004 1.4 9/5/2005 1.8 NOTE: Operating income for all years excludes the impact of unrealized/ gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives for 2003 and forward and a lawsuit settlement in 2006.

Operating Income per Common Share NOTE: Operating income for all years excludes the impact of unrealized/ gains and losses on investments, the impact of the change in net unrealized gains and losses on derivatives for 2003 and forward and a lawsuit settlement in 2006. Adj. Operating Income per Common Share 1992 1.01 1993 1.06 1994 0.64 1995* 0.98 1996* 1.07 1996* 1.56 1997 1.27 3/1/1996 0.5 3/1/1997 0.58 June 96* 0.52 June 97 0.56 Sep-96* 0.54 9/1/1997 0.74 Dec 96* 0.59 12/1/1997 0.67 6/1/1997 0.57 6/1/1998 0.79 6/1/1997 0.28 6/1/1998 0.45 1998 1.63 3/1/1998 0.34 0.39 0.79 0.87 0.45 0.48 1.2 1.25 9/1/1998 0.42 9/1/1999 0.39 1999 1.68 12/1/1998 0.42 12/1/1999 0.39 3/1/1999 0.39 3/1/2000 0.57 YTD 6/1/1999 0.87 6/1/2000 0.96 Quarterly 6/1/1999 0.48 6/1/2000 0.39 YTD 9/1/1999 1.25 9/1/2000 1.32 Quarterly 9/1/1999 0.39 9/1/2000 0.36 1999 1.68 2000 1.76 3/1/2000 0.57 3/1/2001 0.35 6/1/2000 0.96 6/1/2001 0.75 6/1/2000 0.39 6/1/2001 0.4 YTD 9/1/2000 1.32 9/1/2001 1.12 Qtr 9/1/2000 0.36 9/1/2001 0.37 2001 1.62 4Q-00 0.44 4Q-01 0.5 1Q-01 0.35 2002 1.94 2003 2.26 2004 2.07 2005 2.49 2006 2.78 QTR June 02 0.47 June 03 0.63 YTD June 02 0.88 June 03 1.14 QTR Mar 03 0.51 Mar 04 0.46 Jun 03 0.63 Jun 04 0.43 YTD Jun 03 1.14 Jun 04 0.9 4Q03 0.61 4Q04 0.72 1Q04 0.44 1Q05 0.57 2Q04 0.46 2Q05 0.62 6/1/2004 0.9 6/1/2005 1.2 3Q04 0.5 3Q05 0.6 9/4/2004 1.4 9/5/2005 1.8 $2.95

Pre-Tax Operating Earnings Year ended December 31, 2006 Millions Trad. Ann. Exclusive Trad. Ann. Independent Trad. & Univ. Life Ins. Variable Corp. & Other $58.7

Statutory Financial Review Farm Bureau Life EquiTrust Life 2006 Statutory net income $ 49.3M $ 24.5M 12/31/06 Capital and surplus $335.3M $328.0M RBC ratio 4.12 2.74

1997 6/30/1998 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q1-01 Q1-02 June 01 June 02 Sept 01 Sept 02 Mar 02 Mar 03 June 02 June 03 Sept 02 Sept 03 Mar 03 Mar 04 Jun 03 Jun 04 4Q03 4Q04 1Q04 1Q05 9/4/2004 9/5/2005 Mar-05 Mar-06 Jun-05 6/6/2006 9/6/2005 9/6/2006 Farm Bureau Life 274.1 310.2 310.2 291.3 289.012 355.433 469.465 488.542 501.191 476 442 92.4 314.1 194.448 692.183 285.7 1046 314 261 267.713 280.312 389 405 132 128.896 260.178 258.947 113.988 119.128 125.9 122 383 367 122 120 255 237 367 333 EquiTrust Life 23.842 306.456 872.961 689.197 722.516 957 1855 424.47 295.158 657 507 126.642 100.483 313.853 337.201 153.858 171.417 100.5 200.6 550 706 201 290 450 745 706 1391 Total Premiums Collected Millions $1,433 $1,224 $2,296 $1,342 $1,178

Billions $12.2 $10.2 $9.1 $8.0 $6.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2002 2003 2004 2005 2006 Assets Top $12 Billion

Book Value Per Common Share $28.64 $23.71 $26.42 $28.87 $23.96 $22.11 $20.28 $26.05 $29.59 $28.88 $0 $5 $10 $15 $20 $25 $30 $35 2002 2003 2004 2005 2006 Book Value, excluding AOCI Book Value

Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar 04 Dec-04 3/5/2005 6/30/2005 9/5/2005 Dec-05 3/6/2006 6/6/2006 9/6/2006 12/6/2006 10.2% Operating Return on Equity, excluding AOCI Last Twelve Months

Interest Crediting Strategy Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 1/3/2003 3/3/2003 6/3/2003 Sep-03 Dec-03 3/4/2004 6/4/2004 9/4/2004 Dec-04 3/5/2005 6/5/2005 9/5/2005 Dec-05 3/6/2006 6/6/2006 9/6/2006 'Dec-06 Yield 0.0765 0.0761 0.0756 0.075 0.0745 0.0729 0.072 0.0712 0.0712 0.0687 0.0659 0.0639 0.063 0.0627 0.0624 0.0605 0.0614 0.0608 0.0607 0.0607 0.0604 0.0621 0.0625 0.0624 0.0619 Crediting Rate 0.0604 0.0582 0.0582 0.0561 0.0559 0.0547 0.0541 0.0523 0.0501 0.05 0.0479 0.0462 0.0443 0.0443 0.0432 0.0424 0.0429 0.0423 0.0423 0.0423 0.0424 0.043 0.0431 0.0439 0.0442 Spread 0.0161 0.0179 0.0174 0.0189 0.0186 0.0182 0.0178 0.0189 0.0211 0.0187 0.018 0.0177 0.0187 0.0184 0.0192 0.0181 0.0185 0.0185 0.0184 0.0184 0.018 0.0191 0.0194 0.0185 0.0177 Target 0.0178 0.0179 0.0179 0.0178 0.0178 0.0177 0.0177 0.0182 0.0188 0.0187 0.0184 0.0181 Portfolio crediting strategy Flexibility to adjust crediting rates Maintaining target spreads $300 million interest rate swaps Individual Annuity Spreads On a statutory basis for direct exclusive distribution business

>100 bp 50-100 bp <50 bp at guaranteed minimum 74 2 17 7 Average 2006 crediting rate - 4.27% Guaranteed minimum crediting rates range from 1.50% - 5.50% Weighted average guaranteed crediting rate - 3.22% Basis points over guaranteed minimum at December 31, 2006 Exclusive Annuity Guaranteed Minimum Crediting Rates

Recent Annuity Interest Rate Revisions Exclusive Distribution Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun July Aug Sep Oct Nov Dec Jan Feb SPIA 0.064 0.064 0.062 0.062 0.062 0.064 0.064 0.064 0.061 0.0595 0.0595 0.057 0.062 0.059 0.059 0.059 0.0625 0.0625 0.06 0.06 0.06 0.0575 0.0575 0.0555 0.0555 0.053 0.053 0.05 0.05 0.044 0.0415 0.0475 0.054 0.051 0.051 0.0485 0.0485 0.0455 0.0455 0.0435 0.0485 0.052 0.0505 0.0485 0.0475 0.039 0.038 0.037 0.036 0.036 0.034 0.0365 0.034 0.03 0.03 0.03 0.03 0.03 0.032 0.032 0.032 0.032 0.032 0.0335 0.0335 0.0335 0.0405 0.0405 0.039 0.0375 0.0385 0.0365 0.0365 0.038 FPDA 0.06 0.06 0.06 0.0575 0.0575 0.0575 0.0575 0.0575 0.0575 0.0575 0.0575 0.056 0.056 0.056 0.056 0.056 0.056 0.054 0.054 0.054 0.054 0.052 0.052 0.052 0.05 0.05 0.05 0.0475 0.0475 0.0475 0.045 0.045 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.0435 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.041 0.042 0.042 0.042 0.042 0.042 0.042 0.042 SPDA 0.0575 0.055 0.051 0.0475 0.0475 0.0475 0.0475 0.0475 0.044 0.0415 0.0415 0.0375 0.041 0.041 0.041 0.041 0.045 0.045 0.0399 0.038 2005 2006

Universal Life Target Spreads Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Jan-03 Mar-03 Jun-03 Sep-03 Dec-03 3/4/2004 6/4/2004 Sep-04 Dec-04 3/5/2005 6/4/2005 9/5/2005 Dec-05 3/6/2006 6/6/2006 9/6/2006 12/6/2006 Yield 0.0776 0.0774 0.0774 0.0766 0.0756 0.0737 0.074 0.0721 0.0721 0.07 0.0677 0.0673 0.0668 0.0667 0.0667 0.0655 0.0648 0.0645 0.0639 0.0636 0.0633 0.0643 0.0641 0.0643 0.064 Crediting Rate 0.0595 0.0595 0.0595 0.057 0.057 0.0561 0.0551 0.0551 0.0541 0.0527 0.0506 0.0486 0.0486 0.0458 0.0458 0.0446 0.0445 0.0445 0.0445 0.0446 0.0446 0.0444 0.0442 0.04345 0.0445 Spread 0.0181 0.018 0.0179 0.0196 0.0186 0.0176 0.0189 0.017 0.018 0.0173 0.0171 0.0187 0.0182 0.0209 0.0209 0.0209 0.0203 0.02 0.0194 0.019 0.0187 0.0199 0.0199 0.0198 0.0195 Target 0.0189 0.0188 0.0187 0.0188 0.019 0.019 0.0188 0.0183 0.0182 0.0183 0.0183 0.0183 0.0182 0.0182 0.0184 0.0185 0.0183 0.0183 On a statutory basis for direct business, excluding cash 1.95% 4.45% 6.40% 1.83%

>100 bp 50-100 bp <50 bp at guaranteed minimum 36 3 55 6 Average 2006 crediting rate - 4.49% Guaranteed minimum crediting rates range from 3.00% - 4.50% Weighted average guaranteed crediting rate - 3.85% Basis points over guaranteed minimum at December 31, 2006 Universal Life Guaranteed Minimum Crediting Rates - Direct Business

12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2007 Net investment yield 4.88 5.09 5.49 5.63 5.62 Weighted average crediting rate 1.08 1.09 1.06 0.89 0.87 Spread 3.9 4 4.43 4.74 4.75 Target spread 0.83 0.83 0.83 0.83 0.82 Fixed rate annuity Independent Annuity Target Spreads On a statutory basis for direct business, excluding cash % % % % % %

Index annuity Independent Annuity Target Spreads On a statutory basis for direct business, excluding cash 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2007 Net investment yield 5.37 5.29 5.53 5.57 5.58 Weighted average crediting rate/option cost 3.09 3.08 3.24 3.35 3.38 Spread 2.28 2.21 2.29 2.22 2.2 Target spread 2.23 2.22 2.28 2.29 2.3% % % % % %

Comprehensive Enterprise Risk Management Plan in Place Detailed policies and procedures in place Best practices hedging program High quality investment portfolio Active asset liability management

Best Practices Hedging Program Currently use a static hedging program Well managed cash flows and asset/liability matching Documented risk management parameters Ongoing review of positions Counterparty relationships

Active Asset-Liability Management Two distinct and diversified ALM teams Focused on managing risk and rate setting Recommend risk tolerances and strategies Monitor and report on risk exposures Set crediting rates and dividend scales

Annuity Surrender Charge Protection Surrender Charge Outstanding DAC/DSI Balance Farm Bureau Life $ 40 $ 71 EquiTrust Independent Channel 543 426 AEL Coinsurance 230 170 $813 $667 At December 31,2006 Millions

Capital Review Our view of capital Capitalization - pro forma with senior notes Capital ratios

Maintain a Strong Capital Position Manage to an "A" rating AM Best Standard & Poor's Capital Adequacy Committee - quarterly monitoring of capital levels Target leverage ratio of 25%

Capitalization

Strong Statutory Income $63.1 $66.1 $63.3 $61.1 $66.1 $73.8 Statutory gain from operation EquiTrust Life Farm Bureau Life Statutory net income EquiTrust Life Farm Bureau Life 2004 2005 2006 Millions

Strong Dividend Capacity 2005 2006 2007 Farm Bureau Life 39.3 44.9 38.3 EquiTrust Life 23.8 21.6 32.8 Millions $63.1 $66.5 $71.1 Dividend Capacity from insurance subsidiaries are determined by statutory gain from operations or capital levels from the prior year.

Strong Coverage Ratio 2005 2006 2007* Statutory 4.9 5.9 4.4 GAAP 9.2 11.6 8.8 Statutory - Statutory dividend capacity plus dividends from non-insurance subsidiaries divided by interest expense GAAP - GAAP income before taxes and interest expense divided by interest expense * Projected with Notes offering

Growth in Statutory Capital 2004 2005 2006 Farm Bureau Life 441.5 460 391.7 EquiTrust Life 176.9 231.6 350.4 $618.4 $691.6 $742.2 *includes asset valuation reserve and one-half of the dividend liability Adjusted Statutory Capital* Millions

Strong RBC Ratios 2004 2005 2006 EquiTrust Life 3.6 3.37 2.74 Farm Bureau Life 4.81 4.64 4.12 2005 dividend of $39.2 million 2006 dividend of $94.9 million

Required Capital by Segment December 31, 2006 Annuity Exclusive Annuity Independent Traditional & Universal Life Variable Statutory 166.2 293.3 97.8 26.8 GAAP 245.1 255.7 310.3 105.2 Millions

B to B++ 100% to 130% A- 130% to 145% A 145% to 160% A+ 160% to 175% A++ 175% 2005 2006 2005 2006 East 1.91 1.94 1.77 1.7 A.M. Best Indicative Rating Levels December 31,2006 Farm Bureau Life EquiTrust Life 191% 194% 177% 170%

BBB 100% to 125% A 125% to 150% AA 150% to 175% AAA 175% 2005 2006 2005 2006 East 2.61 2.01 1.24 1.44 S&P Indicative Rating Levels December 31,2006 Farm Bureau Life EquiTrust Life 261% 201% 124% 144%

FBL's Greatest Strengths Strong niche market with Farm Bureau Life Fast growth with EquiTrust Life Strong capital position Talent and expertise

Priorities Excel with products Continue to gain efficiencies Earnings growth Maintain solid capital position Improve ROE

Investor Conference March 28, 2007